Exhibit 10.3

TALOS ENERGY INC.

333 Clay Street, Suite 3300

Houston, Texas 77002

February 13, 2023

Riverstone Talos Energy EquityCo LLC

Riverstone Talos Energy Debtc\Co LLC

ILX Holdings II, LLC

Riverstone V Castex 2014 Holdings, L.P.

c/o Riverstone Investment Group LLC

712 Fifth Avenue, 36th Floor

New York, New York 10019

Attention: General Counsel

E-mail: legal@riverstonellc.com

Re: Termination of Stockholders’ Agreement

Ladies and Gentlemen:

Reference is made to (a) that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 21, 2022 by and among EnVen Energy Corporation, Talos Energy Inc. (“Parent”), and the other parties thereto, (b) that certain Parent Support Agreement (the “Support Agreement”), dated as of September 21, 2022, by and among Parent and each stockholder of Parent set forth under the heading “Stockholders” on the signature page to this letter agreement (each, a “Stockholder” and, collectively, the “Stockholders”) and (c) that certain Stockholders’ Agreement, dated May 10, 2018, as amended and currently in effect, among Parent and each of the other parties set forth on the signature pages thereto (the “Stockholders’ Agreement”).

Pursuant to Section 10 of the Support Agreement, each Stockholder has agreed to execute and deliver such additional documents and take all such further action as may be reasonably necessary to cause the Stockholders’ Agreement to be terminated without any further force and effect, effective no later than immediately prior to the First Effective Time (as defined in the Merger Agreement). Parent and the Stockholders desire to execute this letter agreement to document the termination of the Stockholders’ Agreement as of immediately prior to the First Effective Time.

Parent and the Stockholders hereby agree that the Stockholders’ Agreement will be terminated and without any further force and effect, effective as of immediately prior to the First Effective Time; provided, that if the First Effective Time does not occur for any reason, the termination of the Stockholders’ Agreement shall be void and be deemed to have not occurred.

The provisions set forth in Sections 1.02 (Other Definitional and Interpretative Provisions), 10.10 (Severability), 10.12 (Counterparts; Effectiveness), 10.13 (Jurisdiction), 10.14 (Governing Law), 10.15 (Specific Performance) and 10.16 (Waiver of Jury Trial) of

the Merger Agreement, as in effect as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Agreement, mutatis mutandis.

[Signature Pages Follow]

Please sign in the space provided below to indicate your agreement to and acknowledgement of the terms hereof.

Very truly yours, TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name: William S. Moss III
Title: Executive Vice President and General Counsel

Signature Page to Letter Agreement

Acknowledged and agreed to by: STOCKHOLDERS:

RIVERSTONE TALOS ENERGY EQUITYCO LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

RIVERSTONE TALOS ENERGY DEBTCO LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

ILX HOLDINGS II, LLC

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

RIVERSTONE V CASTEX 2014 HOLDINGS, L.P.

By:	Riverstone Global Energy and Power Fund V (FT), L.P., its general partner
By:	Riverstone Energy Partners V, L.P., its general partner
By:	Riverstone Energy GP V, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Managing Director

Signature Page to Letter Agreement